UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                  CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   June 30, 2002

              (Exact name of registrant as specified in its charter)
                              MAS Acquisition XLVII Corp.


(State or other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                       Identification No.)
           Indiana                    0-29003                 35-2089849

                     (Address of principal executive offices)
                 17 North Governor St., Evansville, Indiana  47711

                           (Issuer's telephone number)
                                  (812) 425-1050

                                   Not Applicable
              (Former name or former address, if changed since last report)

                               All Correspondence to:
                 17 North Governor St., Evansville, Indiana  47711

Item 9. Regulation FD Disclosure

On August 12, 2002, we filed our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as Exhibit 99.1 to this Form 8-K Current Report, the Certification of Aaron Tsai, our President, and Chief Executive Officer, and of Aaron Tsai our Chief Financial Officer, and Principal Accounting Officer.

Exhibits

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAS Acquisition XLVII Corp.

/s/  Aaron Tsai
---------------
By:  Aaon Tsai
President and Chief Executive Officer

Date: August 30, 2002
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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MAS Acquisition XLVII Corp. ("the Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange commission on the date hereof ("the Report"), We, Aaron Tsai, President and Chief Executive Officer, and Aaron Tsai, Chief Financial Officer, and Principal Accounting Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Aaron Tsai
--------------
Aaron Tsai, President and Chief Executive Officer

/s/ Aaron Tsai
--------------
Chief Financial Officer, and Principal Accounting Officer

Dated: August 30, 2002
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